UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
 ____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 6, 2026

FORMFACTOR, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware		000-50307	13-3711155
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

7005 Southfront Road
Livermore,	CA		94551
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code:  (925) 290-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	FORM	Nasdaq Global Select Market

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐     Emerging growth company

☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 3.02.  Unregistered Sales of Equity Securities.

On October 6, 2026, FormFactor, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”), by and between the Company and Teradyne, Inc., a Massachusetts corporation (the “Purchaser”), pursuant to which the Company agreed to issue and sell to the Purchaser, in a private placement transaction, an aggregate of 2,234,887 shares of the Company’s common stock, $0.001 par value per share (the “Purchased Shares”), for aggregate cash consideration of approximately $300.0 million. The transaction is expected to close in the fourth quarter of fiscal 2026, subject to the satisfaction of customary closing conditions.

The Purchased Shares will be issued in a private placement exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions set forth in Section 4(a)(2) thereof.

Item 7.01. Regulation FD Disclosure.

On October 12, 2026, the Company issued a press release announcing the private placement described above. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Section 7.01 by reference.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed herewith and this list is intended to constitute the exhibit index.

Exhibit Number	Description
99.1	Press Release dated October 12, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORMFACTOR, INC.

Date:	October 13, 2026	By:	/s/ Alan Chan
			Name:	Alan Chan
			Title:	Senior Vice President, Chief Legal Officer and Secretary